-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): March 15, 2004



                     BEAR STEARNS ASSET BACKED FUNDING INC
                          Whole Auto Loan Trust 2002-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-99207-01                22-3863780
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust. This report and exhibit is being filed, pursuant to the terms of agreements dated December 12, 2002. Bear Stearns Asset Backed Funding Inc. entered into (1) an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding
Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2002-1 (the "Trust") and (2) a Receivables Purchase Agreement (the "Receivables Purchase Agreement"), between Whole Auto Loan Trust, as seller, and Bear Stearns Asset Backed Funding Inc., as purchaser. Also on December 12, 2002, the Trust entered into (1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     On March 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 15, 2004 as Exhibit 99.1.

Bear Stearns Asset Backed Funding Inc.
Whole Auto Loan Trust 2002-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  March 19, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2002-1
                        Statement to Certificateholders
                                March 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                               CURRENT
               FACE                  PRINCIPAL                                                          PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST             TOTAL         BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         850,000,000.00                 0.00            0.00            0.00              0.00                  0.00
A2         956,875,000.00       346,319,452.43   68,390,037.72      542,567.14     68,932,604.86        277,929,414.71
A3         634,550,000.00       634,550,000.00            0.00    1,374,858.33      1,374,858.33        634,550,000.00
A4         353,212,000.00       353,212,000.00            0.00      894,803.73        894,803.73        353,212,000.00
B           72,777,000.00        51,765,910.02    2,653,715.44      125,532.33      2,779,247.77         49,112,194.58
C           29,110,000.00        20,706,364.01    1,061,486.18       74,025.25      1,135,511.43         19,644,877.83
D           72,777,000.00        43,361,468.28    3,715,201.60      216,807.34      3,932,008.94         39,646,266.68
CERT                 0.00                 0.00            0.00    3,430,518.11      3,430,518.11                  0.00
TOTALS   2,969,301,000.00     1,449,915,194.74   75,820,440.94    6,659,112.23     82,479,553.17      1,374,094,753.80
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1       96683MAA1       0.00000000     0.00000000    0.00000000     0.00000000            0.00000000      A1          1.420000 %
A2       96683MAB9     361.92757929    71.47227979    0.56701987    72.03929966          290.45529950      A2          1.880000 %
A3       96683MAC7   1,000.00000000     0.00000000    2.16666666     2.16666666        1,000.00000000      A3          2.600000 %
A4       96683MAD5   1,000.00000000     0.00000000    2.53333332     2.53333332        1,000.00000000      A4          3.040000 %
B        96683MAE3     711.29491488    36.46365528    1.72489014    38.18854542          674.83125960      B           2.910000 %
C        96683MAF0     711.31446273    36.46465751    2.54294916    39.00760666          674.84980522      C           4.290000 %
D        96683MAG8     595.81280185    51.04911717    2.97906399    54.02818116          544.76368468      D           6.000000 %
TOTALS                 488.30185782    25.53477769    2.24265315    27.77743084          462.76708013
---------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------


RECEIVABLES
                         Beginning Receivables Balance                                    1,513,492,990.25
                         Ending Receivables Balance                                       1,435,516,488.84
                         Beginning Number of Contracts                                             129,160
                         Ending Number of Contracts                                                125,678

COLLECTIONS
                         Interest:
                         Interest Collections                                                 7,010,664.69
                         Reinvestment Income                                                     54,481.05
                         Repurchased Loan Proceeds Related to Interest                            1,530.98
                         Total Interest Collections                                           7,066,676.72

                         Principal:
                         Principal Collections                                               48,945,727.35
                         Prepayments in Full                                                 25,726,257.65
                         Repurchased Loan Proceeds Related to Principal                         532,922.24
                         Total Principal Collections                                         75,204,907.24

                         Recoveries and Liquidation Proceeds                                  1,494,438.23

                         Total Collections                                                   83,766,022.19

                         Principal Losses for Collection Period                               2,772,367.00

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                 1,261,244.15
                         Data Administration and Reporting Fees:                                 25,224.88
                         Other Fees:                                                                  0.00
                         Total Fees:                                                          1,286,469.03

Interest Distribution Amounts
                         Interest Due - Class A-1                                                     0.00
                         Interest Paid - Class A-1                                                    0.00
                         Shortfall - Class A-1                                                        0.00
                         Carryover Shortfall - Class A-1                                              0.00
                         Change in Carryover Shortfall - Class A-1                                    0.00

                         Interest Due - Class A-2                                               542,567.14
                         Interest Paid - Class A-2                                              542,567.14
                         Shortfall - Class A-2                                                        0.00
                         Carryover Shortfall - Class A-2                                              0.00
                         Change in Carryover Shortfall - Class A-2                                    0.00


                         Interest Due - Class A-3                                             1,374,858.33
                         Interest Paid - Class A-3                                            1,374,858.33
                         Shortfall - Class A-3                                                        0.00
                         Carryover Shortfall - Class A-3                                              0.00
                         Change in Carryover Shortfall - Class A-3                                    0.00

                         Interest Due - Class A-4                                               894,803.73
                         Interest Paid - Class A-4                                              894,803.73
                         Shortfall - Class A-4                                                        0.00
                         Carryover Shortfall - Class A-4                                              0.00
                         Change in Carryover Shortfall - Class A-4                                    0.00

                         Interest Due - Class B                                                 125,532.33
                         Interest Paid - Class B                                                125,532.33
                         Shortfall - Class B                                                          0.00
                         Carryover Shortfall - Class B                                                0.00
                         Change in Carryover Shortfall - Class B                                      0.00

                         Interest Due - Class C                                                  74,025.25
                         Interest Paid - Class C                                                 74,025.25
                         Shortfall - Class C                                                          0.00
                         Carryover Shortfall - Class C                                                0.00
                         Change in Carryover Shortfall - Class C                                      0.00

                         Interest Due - Class D                                                 216,807.34
                         Interest Paid - Class D                                                216,807.34
                         Shortfall - Class D                                                          0.00
                         Carryover Shortfall - Class D                                                0.00
                         Change in Carryover Shortfall - Class D                                      0.00

                         Interest Due - Total                                                 3,228,594.12
                         Interest Paid - Total (Includes Certificates)                        6,659,112.23
                         Shortfall - Total                                                            0.00
                         Carryover Shortfall - Total                                                  0.00
                         Change in Carryover Shortfall - Total                                        0.00

Principal Allocations
                         First Allocation of Principal                                                0.00
                         Second Allocation of Principal                                               0.00
                         Third Allocation of Principal                                        3,348,166.91
                         Regular Principal Allocation                                        72,472,274.02
                         Total Principal Allocations                                         75,820,440.93


Principal Distribution Amounts
                         Principal Distribution - Class A-1                                           0.00
                         Principal Distribution - Class A-2                                  68,390,037.72
                         Principal Distribution - Class A-3                                           0.00
                         Principal Distribution - Class A-4                                           0.00
                         Principal Distribution - Class B                                     2,653,715.44
                         Principal Distribution - Class C                                     1,061,486.18
                         Principal Distribution - Class D                                     3,715,201.60

                         Certificate Distribution                                             3,430,518.11

Total Distribution                                                                           83,766,022.19

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                    5.95 %
                         Weighted Average Original Term (months)                                     57.43
                         Weighted Average Remaining Term                                             31.55
                         Weighted Average Age (months)                                               27.32
                         Remaining Number of Receivables                                           125,678
                         Portfolio Receivable Balance (end of period)                     1,435,516,488.84
                                                Discount Receivables                        769,881,147.15
                                                Non-Discount Receivables                    633,324,412.40
                         Adjusted Portfolio Receivable Balance (end of period)            1,403,205,559.55

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                        29,110,805.74
                         Target Level of Overcollateralization                               29,110,805.74

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                         2,772,367.00
                         Recoveries and Liquidation Proceeds                                  1,494,438.23
                         Net Losses for Collection Period                                     1,277,928.77
                         Net Loss Rate for Collection Period(annualized)                          1.0132 %

                         Cumulative Net Losses for all Periods($)                            19,425,323.51
                         Cumulative Net Losses for all Periods(% of original portfolio)           0.6475 %

                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                     1,689
                         61 - 90 Days Delinquent                                                       295
                         91 - 120 Days Delinquent                                                      117
                         Over 120 Days Delinquent                                                      208
                         Sub Total                                                                   2,309
                         Repossesions (# of vehicles)                                                  261
                         Total Number of Delinquencies and Repossesions                              2,570

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                             21,671,378.50
                         61 - 90 Days Delinquent                                              3,324,216.79
                         91 - 120 Days Delinquent                                             1,497,600.86
                         Over 120 Days Delinquent                                             2,995,042.09
                         Sub Total                                                           29,488,238.24
                         Repossesions                                                         3,733,486.44
                         Total Amount of Delinquencies and Repossesions                      33,221,724.68

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                  1.5097 %
                         61 - 90 Days Delinquent                                                  0.2316 %
                         91 - 120 Days Delinquent                                                 0.1043 %
                         Over 120 Days Delinquent                                                 0.2086 %
                         Sub Total                                                                2.0542 %
                         Repossesions                                                             0.2601 %
                         Total % of Delinquencies and Repossesions                                2.3143 %


                         Monthly Net Loss Rate:
                         Current Collection Period                                                0.0844 %
                         Preceding Collection Period                                              0.0892 %
                         Second Preceding Collection Period                                       0.1100 %
                         Three Month Average                                                      0.0945 %
                         Annualized Average Net Loss Rate                                         1.1345 %

